EXHIBIT 10.21

                    AMENDMENT AND WAIVER TO CREDIT AGREEMENT


     This Amendment and Waiver to Credit Agreement (this "AMENDMENT") is dated as of the 31st day of March, 2011 and is by and between Orbit International Corp., Behlman Electronics, Inc., Tulip Development Laboratory, Inc. and Integrated Consulting Services, Inc. d/b/a Integrated Combat Systems (each a "BORROWER" and collectively, the "BORROWERS"), and Capital One, National Association ("BANK") (this "AMENDMENT").

     WHEREAS, on March 10, 2010 the Bank made available to the Borrowers a line of credit in the amount of $3,000,000.00 and a term loan in the amount of $4,654,761.84 pursuant to a Credit Agreement dated as of March 10, 2010 between the Borrowers and the Bank (as amended from time to time, the "CREDIT AGREEMENT") and evidenced by, respectively, a Line of Credit Note dated March 10, 2010 from the Borrowers to the Bank (as amended from time to time, the "LINE OF CREDIT NOTE") and the Term Loan Note dated March 10, 2010 from the Borrowers to the Bank (as amended from time to time, the "TERM LOAN NOTE") and secured by a Security Agreement dated March 10, 2010 from the Borrowers to the Bank (the "SECURITY AGREEMENT") (the Credit Agreement, the Line of Credit Note, the Term Loan Note, the Security Agreement, and all other documents executed and delivered in connection therewith, collectively, the "FINANCING DOCUMENTS");

     WHEREAS, the Borrowers have requested that the Bank modify certain covenants set forth in the Credit Agreement and waive compliance with certain covenants set forth in the Credit Agreement to which the Bank has agreed provided the Borrowers enter into this Amendment;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers and the Bank hereby agree as follows:

1. Capitalized terms not defined herein shall have the meaning set forth in the Credit Agreement.

2.     The definition of "Consolidated Debt Service Coverage Ratio" set forth in
Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "Consolidated Debt Service Coverage Ratio" means the ratio of the Borrowers' (1) earnings before interest, taxes, depreciation and amortization, plus non-cash goodwill impairment charges, plus non-cash share-based
----                                            ----
compensation  expense,  plus  costs  related  to  non-renewal  of senior officer
                        ----
contract,  minus  cash  taxes, minus cash stock repurchases, each calculated for
           -----               -----
the immediately preceding four quarters, to (2) current maturities of long term Debt and lease obligations plus scheduled payments to former officer for the
                               ----
following four quarters plus interest expense for the immediately preceding four
                        ----
quarters,  all  calculated  in  accordance  with  GAAP  and  tested  quarterly.
3.     The  definition  of  "Line  of Credit Maturity Date" set forth in Section
1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "Line  of  Credit  Maturity  Date"  means  August  15,  2011.

4.     The  following  definition  is hereby added to Section 1.01 of the Credit
Agreement:

     "Liquidity"  shall  mean  cash  plus  marketable  securities  plus  net
                                     ----                          ----
availability under the Borrowing Base before adding back cash and marketable securities and tested daily and submitted with the Borrowing Base Certificate.

5.     The  following  Section  5.12  is  hereby  added to the Credit Agreement:

     Section  5.12.     Establishment  of  Blocked  Account.
                        -----------------------------------
On or before April 30, 2011, Orbit International Corp. and Behlman Electronics, Inc. shall establish a blocked account at Capital One, National Association and Tulip Development Laboratory, Inc. and Integrated Consulting Services, Inc. d/b/a Integrated Combat Systems shall establish a blocked account (each a "Blocked Account" and collectively, the "Blocked Accounts") at a third party
 ----------------                            ----------------
bank (the "Third Party Bank"), in the Bank's and the Third Party Bank's name, as
           ----------------
applicable, for the benefit of the Borrowers. Upon the occurrence of an Event of Default which continues beyond any applicable notice or cure period, the Bank may require that the Borrowers direct all of their Account Debtors to make all payments on the Accounts directly to a post office box ("Lock Box") at Capital
                                                           --------
One, National Association with respect to Orbit International Corp. and Behlman Electronics, Inc., and at the Third Party Bank with respect to Tulip Development Laboratory, Inc. and Integrated Consulting Services, Inc. d/b/a Integrated Combat Systems, with, in the name of, and under exclusive control of the Bank or the Third Party Bank, as applicable. All payments received in the Lock Box shall be deposited into the Blocked Accounts, and the Borrowers will immediately deposit into the Blocked Accounts all payments received by the Borrowers for inventory or services sold, leased or rendered by the Borrowers and received by the Borrowers in the identical form in which such payments were received, whether by cash or check. If the Borrowers, any Affiliate or Subsidiary of the Borrowers, or any shareholder, officer, director, employee or agent of the Borrowers or any Affiliate or Subsidiary, or any other Person acting for or in concert with the Borrowers shall receive any monies, checks, notes, drafts or other payments relating to or as proceeds of accounts receivable or other Collateral, the Borrowers and each such Person shall receive all such items in trust for, and as the sole and exclusive property of, the Bank or the Third
Party Bank, as applicable, for its benefit and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to the Blocked Account. The Borrowers agree that all payments made to the Blocked Accounts established by the Borrowers or otherwise received by the Bank, whether in respect of the accounts receivable of the Borrowers or as proceeds of other Collateral of the Borrowers or otherwise, will be applied, on account of the Line of Credit Loans, on account of any scheduled currently due monthly payments on the Term Loan and also on account of such other due and payable obligations (excluding payments on the Term Loan which are not currently due and payable) of the Borrowers as the Bank shall determine in accordance with the terms of this Agreement. The Borrowers agree to pay all fees, costs and expenses which the Borrowers incur in connection with opening and maintaining a Lock Box and Blocked Account. All of such fees, costs and expenses which remain unpaid by the Borrowers pursuant to any Lock Box or Blocked Account Agreement with the Borrowers, to the extent same shall have been paid by the Bank hereunder, shall constitute Line of Credit Loans hereunder, shall be payable to the Bank for its benefit by the Borrowers upon demand, and, until paid, shall bear interest at the highest rate then applicable to Line of Credit Loans hereunder. All checks, drafts, instruments and other items of payment or proceeds of collateral delivered to the Bank or the Third Party Bank in kind shall be endorsed by the Borrowers to the Bank or the Third Party Bank, as applicable, and, if that endorsement of any such item shall not be made for any reason, the Bank or the Third Party Bank, as applicable, is hereby irrevocably authorized to endorse the same on the Borrowers' behalf. For the purpose of this paragraph, the Borrowers irrevocably hereby make, constitute and appoint the Bank and the Third Party Bank, as applicable, (and all Persons designated by the Bank or the Third Party Bank, as applicable, for that purpose) as the Borrowers' true and lawful attorney and agent-in-fact (i) to endorse each Borrower's name upon said items of payment and/or proceeds of collateral of the Borrowers and upon any chattel paper, document, instrument, invoice or similar document or agreement relating to any accounts receivable of the Borrowers or goods pertaining thereto; (ii) to take control in any manner of any item of payment or proceeds thereof; (iii) to have access to any lock box or postal box into which any of Borrowers' mail is deposited; and (iv) open and process all mail addressed to any Borrower and deposited therein.

6. Section 7.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

     Section 7.01. Consolidated Debt Service Coverage Ratio. Commencing with the
                   ----------------------------------------
period ending September 30, 2011 and at all times thereafter, the Borrowers shall maintain a Consolidated Debt Service Coverage Ratio of not less than 1.25 to 1.00 (to be tested as of the end of September 30, 2011 and each Fiscal Quarter thereafter on a rolling four (4) quarter basis).
7. Section 7.03 of the Credit Agreement is hereby amended to read in its entirety as follows

     Section 7.03. The Borrowers, on a consolidated basis, shall have a net profit before interest, taxes and Bank and other legal fees associated with the waivers and amendments to this Agreement dated as of March 31, 2011 of not less than (i) One Hundred Thousand Dollars ($100,000.00) for the Fiscal Quarter ending March 31, 2011 and (ii) Five Hundred Thirty Thousand Dollars
($530,000.00)  for  the  Fiscal  Quarter  ending  June  30,  2011.

8.     The  following  Section  7.04  is  hereby  added to the Credit Agreement:

     Section  7.04  Liquidity.  The  Borrowers  shall  maintain  at  all times a
                    ---------
minimum  Liquidity  of  not  less  than  $1,200,000.00.

9. The Bank hereby waives compliance with Section 7.03 for the Fiscal Quarter ending December 31, 2010 provided the actual operating loss before goodwill and Intangible Asset impairment charges was not greater than $2,101,000.00 as at December 31, 2010.

10. Exhibit H of the Credit Agreement is hereby amended to read in its entirety as follows:

                             CONTINUED ON NEXT PAGE

                                   EXHIBIT H


CAPITAL ONE, N.A.
ASSET BASED LENDING DEPARTMENT             BORROWING BASE/LIQUIDITY CERTIFICATE
           COMPANY NAME:               ORBIT INTERNATIONAL CORP AND SUBSIDIARIES
           -------------               -----------------------------------------
                  DATE:
                 ------
                                                Orbit
                                           International  Behlman  Tulip   ICS
                                           ------------   -------  ----  ------
1.Accounts Receivable (line 5 of previous BBC) $         $          $     $

2.Additions to Accounts Receivable
   since last BBC
    New Sales Dated _____/_____/_____
                 to _____/_____/_____          $         $          $      $
                    (Attach Sales Register)

3.Reductions to Accounts Receivable since last BBC
(A) Gross Reductions
 (Remit # ________ to ________)                $         $          $       $

(B) Credit Memos issued since
     last BBC                                 $          $          $       $

(C) Total Reductions                          $          $          $       $

4. Other Adjustments to
  Accounts Receivable (*Explain)              $          $          $       $

5. New Accounts Receivable Balance            $          $          $       $

6.Total Ineligible Accounts
  (line G. from last Monthly BBC)             $          $          $       $

7.Eligible Accounts Receivable
  (line 5 minus line 6)                       $          $          $       $

8. Accounts Receivable Availability
    (85% of line 7)                           $          $          $       $

9. Total Accounts Receivable Avail.
   (Orbit, Behlman, Tulip and ICS - line 8)   $

10. Gross Eligible Inventory
    (From last monthly BBC)                   $          $          $        $

11. Total Gross Eligible Inventory
   (Orbit, Behlman, Tulip and ICS - line 10)  $

12. Inventory Avail. (the lesser of $3MM,
     50% of line 11 or Line 9)                $

13. TOTAL GROSS AVAILABILITY - A/R
      & INVENTORY (line 9 + 12)               $

14.  NEW LINE OF CREDIT LOAN BALANCE          $

15.  AVAILABILITY BEFORE TERM LOAN (13-14)    $

16.  TERM LOAN OUTSTANDING                    $

17.  AVAILABILITY BEORE CASH AND MKT.
      SECURITIES (15-16)                      $

18. If shortfall CASH AND MKT. Securities
     over $1,000M                             $

19. If shortfall enter APPROVED
      OVERADVANCE ONLY                        $

19. Collateral Availability/Shortfall         $

   *Explain:
            -------------------


If a collateral shortfall exists, the loan balance MUST be reduced, or cash collateral provided, for an amount greater than or equal to the shortfall.

                             LIQUIDITY COVENANT COMPLIANCE

a)Cash + Marketable Securities                                $
b)Borrowing Base Availability before adding back Cash and
 Marketable securities (Line 17 of Borrowing Base Certificate)$
c)Liquidity (a + b)                                           $
d)Required Liquidity                                          $     1,200,000.00
e)Excess/(Shortfall) (c - d)                                  $
f)In compliance? Circle One                                    Yes     /     No

The undersigned hereby certifies to Capital One, N.A. (the "Bank") that (1) the information provided herein is true, correct, complete and accurate as of the dates stated above and has been prepared in a manner consistent with the preparation of prior Borrowing Base/Liquidity Certificates to the Bank, (2) except as set forth below, the undersigned is currently in compliance with all terms, covenants, conditions contained in any agreement between the Bank and the undersigned and in each of the other loan documents, and all of the undersigned's representations and warranties in any other loan documents are currently true and correct, and (3) except as set forth below, no default or event of default has occurred and is currently continuing under any agreement between the undersigned and the Bank, or will occur after giving effect to any loan requested herewith. The undersigned agrees that in the event of any conflict between the Borrowing Base/Liquidity Certificate and other loan documents, the terms of the other loan documents shall control. The undersigned further acknowledges that the Bank will rely on the foregoing in making credit available to the undersigned.

ORBIT INTERNATIONAL CORP AND SUBSIDIARIES

Prepared by: _____________________ Authorized Signature:________________________

11. The obligation of the Bank to enter into this Amendment is subject to the following:

     (a) Receipt by the Bank of a fully executed counterpart of this Amendment from the Borrowers;

(b) The Borrowers shall have established Blocked Accounts at the Bank or a Third Party Bank by April 30, 2011;

(c) Receipt by the Bank of fully executed Blocked Account Agreements from Orbit International Corp. and Behlman Electronics, Inc. by April 6, 2011, which Blocked Account Agreements shall be in form and substance satisfactory to the Bank;

(d) Receipt by the Bank of a copy of fully executed Blocked Account Agreements between Tulip Development Laboratory, Inc., Integrated Consulting Services, Inc. d/b/a Integrated Combat Systems and a Third Party Bank by April 30, 2011;

     (e) Receipt by the Bank of an assignment of life insurance policy no. 950650077PR (the "Life Insurance Policy") issued by Metropolitan Life Insurance Company (the "Insurance Company") insuring Dennis Sunshine by April 6, 2011, which assignment shall be in form and substance satisfactory to the Bank;

(f) The Borrowers shall convert the Life Insurance Policy to cash and shall cause the Insurance Company to deposit in the Blocked Account at the Bank the sum of not less than Five Hundred Seventy Five Thousand and 00/100 Dollars ($575,000.00) (the "Cash Deposit"), representing a portion of the cash surrender value of the Life Insurance Policy, on or before October 15, 2011, which Cash Deposit shall be pledged to the Bank as additional collateral for the Loans and the Borrowers shall execute and deliver such documents, if any, as may reasonably be required by the Bank to evidence said pledge; and

     (g) The Borrowers shall pay to the Bank its fee for this Amendment in the amount of $10,000.00 together with all other fees and out-of-pocket disbursements incurred by the Bank in connection with this Amendment, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this Amendment.

12. The Borrowers ratify and reaffirm the Financing Documents and the Financing Documents, as hereby amended, shall remain in full force and effect.

13. The Borrowers represent and warrant that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this Amendment, (b) no condition, at, or event which could constitute an event of default under the Credit Agreement, the Notes or any other Financing Documents exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an event of default under the Credit Agreement, the Notes or any other Financing Document.

14. The Borrowers acknowledge that as of the date of this Amendment they have no offsets or defenses with respect to all amounts owed by it to the Bank arising under or related to the Financing Documents on or prior to the date of this Amendment. The Borrowers fully, finally and forever release and discharge the Bank and its successors, assigns, directors, officers, employees, agents and representatives from any and all claims, causes of action, debts and liabilities, of whatever kind or nature, in law or in equity, whether now known or unknown to them, which they may have and which may have arisen in connection with the Financing Documents or the actions or omissions of the Bank related to the Financing Documents on or prior to the date hereof. The Borrowers acknowledge and agree that this Amendment is limited to the terms outlined above and shall not be construed as an agreement to change any other terms or provisions of the Financing Documents. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Bank's part to grant other or future agreements, should any be requested.

15. This Amendment is a modification only and not a novation. Except for the above-quoted modifications, the Financing Documents, any loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, instruments or documents executed in connection with the Financing Documents, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Amendment is to be considered attached to the Financing Documents and made a part thereof. This Amendment shall not release or affect the liability of any guarantor of the Notes or credit facility executed in reference to the Financing Documents, if any, or release any owner of collateral granted as security for the Financing Documents. The validity, priority and enforceability of the Financing Documents shall not be impaired hereby. To the extent that any provision of this Amendment conflicts with any term or condition set forth in the Financing Documents, or any document executed in conjunction therewith, the provisions of this Amendment shall supersede and control. The Bank expressly reserves all rights against all parties to the Financing Documents.

16. This Amendment shall be governed and construed in accordance with the laws of the State of New York

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the day and year first above written.

                                   BORROWERS:
ORBIT INTERNATIONAL CORP.

By:  /s/ David Goldman
    -------------------
Name:  David  Goldman
Title: Acting  Chief  Financial  Officer

BEHLMAN ELECTRONICS, INC.

By: /s/ David Goldman
    ------------------
Name:  David  Goldman
Title: Chief  Financial  Officer

TULIP DEVELOPMENT LABORATORY, INC.

By:  /s/ David Goldman
    -------------------
Name:  David  Goldman
Title: Chief  Financial  Officer

INTEGRATED CONSULTING SERVICES, INC.

By:  /s/ David Goldman
     ------------------
Name:  David  Goldman
Title: Chief  Financial  Officer

BANK:

CAPITAL  ONE,
NATIONAL  ASSOCIATION

By:  /s/ Dawn Juliano
    -------------------
Name:     Dawn  Juliano
Title:    Vice  President